UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2015

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, Thorofare, NJ	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of the third quarter financial statements, the Company discovered financial statement errors attributable to the accounting for its quarterly income tax provision. As a result of these errors, on November 2, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) of Checkpoint Systems, Inc. (the “Company”) concluded that the unaudited financial statements for the quarterly period ended March 29, 2015, the quarterly period ended June 28, 2015 and the year-to-date period ended June 28, 2015 contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly period ended March 29, 2015 and the quarterly period ended June 28, 2015 should no longer be relied upon due to the effect of financial statement errors that are attributable to an error in the accounting for the Company’s quarterly income tax provision. Accordingly, investors should no longer rely upon the Company’s previously-issued financial statements for these periods and any earnings releases or other Company communications relating to these periods. The Company intends to restate its previously-issued financial statements for the quarterly periods ended March 29, 2015 and June 28, 2015 and the six month period ended June 28, 2015 through the filing of amended Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 29, 2015 and June 28, 2015. These amended Quarterly Reports on Form 10-Q/A will be filed with the Securities and Exchange Commission (“SEC”) as soon as possible.

Based on our assessment to date, we expect the key impacts on our previously reported results for the first and second quarters of fiscal 2015 to be as follows:

•	Quarter ended March 29, 2015: increase in tax expense of $1.8 million, increase in net loss of $1.8 million, and decrease in diluted earnings per share of $0.04;
•	Quarter ended June 28, 2015: increase in tax expense of $4.1 million, increase in net loss of $4.1 million, and decrease in diluted earnings per share of $0.10; and
•	Year-to-date ended June 28, 2015: increase in tax expense of $5.9 million, increase in net loss of $5.9 million, and decrease in diluted earnings per share of $0.14.

Although the Audit Committee believes that the effect of these errors on the previously-issued interim financial statements for fiscal 2015 specified above is material, the Company expects that the errors in the accounting for the Company’s quarterly income tax provision:

•	Have no effect on the cash position of the Company for any period;
•	Have no impact on previously reported (loss) earnings before tax for any period;
•	Have no impact on the Company’s previously reported EBITDA for any period;
•	Primarily correct the phasing of non-cash tax expense between the first two quarters of the 2015 fiscal year with no bearing on 2015 expected cash tax expense; and
•	Result in no required change to interim or annual periods for the fiscal year ended December 28, 2014 or any prior period.

The statements above regarding the expected effects of the restatement constitute forward-looking statements that are based on the Company’s current expectations. The actual changes to the financial statements and detailed information regarding the elements of the restatement will be included in the Company’s amended Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 29, 2015 and June 28, 2015 after the Company has completed its work with respect to the restatement and has finished preparing those amendments. There can be no assurance that the actual changes to the financial statements and the effect of those changes on the Company’s financial position and results of operations will not differ, possibly materially, from the Company’s current expectations. Refer to the “Caution Regarding Forward-Looking Statements” section below.

The Audit Committee of the Company has discussed the matters disclosed in this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

As a result of the determination to restate these previously-issued financial statements, management re-evaluated the effectiveness of the design and operation of the Company’s internal control over financial reporting and disclosure controls and procedures and has concluded that the Company did not maintain effective controls over the period end financial reporting process for the quarterly periods ended March 29, 2015 and June 28, 2015. Specifically, effective controls were not maintained over the accounting for our quarterly income tax calculation surrounding the inclusion or exclusion of entities with valuation allowances. Additionally, the Company incorrectly calculated the valuation allowance related to a non U.S. entity with a deferred tax liability related to an indefinite lived intangible. Because of this material weakness, management, including the Chief Executive Officer and Acting Chief Financial Officer, concluded that the Company’s disclosure controls and procedures were not effective as of March 29, 2015 and June 28, 2015.

The control deficiency constituted a material weakness, but did not result in a material misstatement to the Company’s audited consolidated financial statements for the year ended December 28, 2014, or any of the interim unaudited consolidated financial statements for the quarters included therein. However, the control deficiency could have resulted in a material misstatement to the annual or interim consolidated financial statements that would not have been prevented or detected. The Company intends to amend its Annual Report on Form 10-K for the year ended December 28, 2014 to reflect the conclusion by management that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective as of December 28, 2014. The amended Annual Report on Form 10-K will be filed with the SEC as soon as possible.

The Company currently anticipates that it will be in a position to timely file its Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2015.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the restated financial statements, and any anticipated conclusions of the Audit Committee or the Company’s management with respect to the matters relating to the Company’s accounting. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the SEC of the amended Quarterly Reports on Form 10-Q or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: November 3, 2015	By:	/s/ James M. Lucania
Name: James M. Lucania
Title: Acting Chief Financial Officer